UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2009

AMPHENOL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

358 Hall Avenue, Wallingford, Connecticut		06492
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                            Entry into a Material Definitive Agreement

On October 29, 2009, Amphenol Corporation (the “Company”) entered into an Underwriting Agreement by and between the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to the offer and sale of $600,000,000 aggregate principal amount of its 4.75% Senior Notes due 2014 (the “Notes”). A copy of the Underwriting Agreement is attached as Exhibit 10.1 hereto, and is incorporated by reference herein.

The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01                                            Financial Statements and Exhibits

Exhibit 10.1

Underwriting Agreement, dated October 29, 2009, by and between the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to the offer and sale of the Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ Diana G. Reardon
Diana G. Reardon
Senior Vice President and Chief Financial Officer

Date: November 4, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1

Underwriting Agreement, dated October 29, 2009, by and between the Company and Banc of America Securities LLC and J.P. Morgan Securities Inc., as representatives of the several Underwriters named in Schedule A thereto, relating to the offer and sale of the Notes